UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number 811-04010
                                                     ---------

                                 OCM MUTUAL FUND
                                 ---------------
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)


                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802
                                                           --------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------
                   Date of reporting period: NOVEMBER 30, 2007
                                             -----------------

ITEM 1.  REPORT TO STOCKHOLDERS.

                                                          --------------------
                                                          OCM GOLD FUND
                                                          ====================














                                                               ANNUAL REPORT

                                                             NOVEMBER 30, 2007

Dear Fellow Shareholder:

The collapse of the structured debt markets in 2007 has led to serious solvency issues for some of the world's largest financial institutions. Meanwhile, the prospect of a contraction in the US economy is being fought with yet another round of aggressive monetary and fiscal stimulus in an effort to keep financial leverage from triggering a complete meltdown of the global economy. Inflationary implications are of secondary concern. Consequently, dollar debasement continues to threaten the dollar's role as the world's reserve currency. In periods where trust and confidence in the financial system are being questioned, gold's monetary characteristics become more widely appreciated as gold is not someone else's liability.

Gold prices in dollar terms accelerated higher in 2007, closing the year above $800 for the first time at $836.50 per ounce (London PM Fix), up 23.77% for the year. For calendar year 2007, your Fund kept pace with the gold price advance, rising 23.45% (17.88% after max sales load) versus an increase of 22.91% for the Philadelphia Gold and Silver Share Index (XAU). For the fiscal period ending November 30, 2007 covered in this report, your Fund gained 15.64% (10.46% after max sales load) versus an increase of 15.88% for the XAU. A dividend of $1.42 was paid on December 27, 2007, classified as all long-term capital gain.

OVERVIEW

The current stress in the financial markets was precipitated by the over issuance of credit to marginal borrowers, particularly in the housing market. As the bubble burst in the housing market, the domino effect shed light on the issuance of structured debt products and derivatives of questionable value. Consequently, everything that could go wrong did in the later part of the year. The asset backed commercial paper market came to a complete standstill. The market for all types of collateralized debt obligations dried up. Municipal and mortgage insurers became endangered while confidence in rating agencies was battered. Special investment vehicles (SIVs) set up by banks to get mortgages off their books could no longer get financing. The interbank lending rate (LIBOR) skyrocketed as banks were unwilling to lend to each other as they had to husband their resources and could no longer trust coun-terparties. In response, central banks injected an unprecedented $400 billion into the banking system over a 48 hour period. We believe the last domino in this crisis is by no means close to falling as large financial institutions with household names find themselves fighting for survival as write-offs engulf capital and lack of balance sheet transparency threatens confidence.

With the contraction of credit due to the elimination of many of the new credit instruments beginning to work its way through the economy, recession fears are starting to take hold as unemployment rates tick higher and GDP growth slows. Fear of systemic collapse has forced the Federal Reserve to cut interest rates sharply over the past two months to the point where short-term interest rates are below the rate of inflation causing real interest rates to be negative. Historically, a negative real interest rate environment is extremely bullish for higher gold prices. As we write this report, the Bush Administration is hurriedly trying to enact a fiscal stimulus package, which will only serve to balloon the budget deficit, in our opinion. With falling asset prices and lower incomes, households will undoubtedly begin to rebuild savings that were run down during the consumption binge of the last ten years, causing further downward pressure on the economy, we believe.

On the surface, the present crisis may seem no different than the periodic financial crises of the past 25 years highlighted by the S&L collapse in the 80's, the failure of Long-Term Capital Management (LTCM), or the economic shock following 9/11. In each instance, the policy response was to socialize risk and inject whatever amount of liquidity was necessary in order to prevent a contraction of credit setting off a sequence of defaults. The actions prevented malinvestment from being liquidated and encouraged greater risk taking and asset bubbles to develop. The endless expansion of credit was made possible because the rest of the world was willing to accept US dollars based on the dollar's role as the world's reserve currency. With the world now drowning in dollars due to years of running large current account deficits, monetary authorities now find themselves trying to expand credit with a currency the rest of the world is unwilling to accumulate and no longer views as a store of value, in our opinion.

The policy dilemma is made more acute as the seeds of inflation sown back in 2004 when the Fed Funds rate stood at one percent is rearing its ugly head. It appears the boom-bust cycles have caught up with the Fed and they now face having to fight systemic collapse while only giving lip service to inflation. The pendulum of confidence in Fed policy in our opinion is swinging decidedly away from the point where Alan Greenspan received knighthood from the Queen of England in 2002. The tightrope the Fed is now walking is how low can they take the Federal Funds rate without triggering a flight out of US treasuries and the dollar? If that point is reached, we believe the ability of the Fed to conduct monetary policy to stimulate the economy comes to an end and gold prices will reach levels well beyond the most optimistic of forecasts.

The current environment clearly favors higher gold prices, in our opinion, as gold has historically been the reciprocal of confidence in financial assets. With credit quality coming into question and monetary spigots wide open, gold's role as the ultimate form of money is finding more friends. However, we remain surprised and yet encouraged that gold and gold investments have yet to attract a broader following as most investors remain skeptical about owning gold related investments, which only confirms renowned investor Sir John Templeton's comment; "Bull markets are born in pessimism, grow in skepticism, mature in optimism and die in euphoria."

It is our belief, before the current bull market cycle in gold has run its course; we will see foreign central banks once again become large acquirers of gold either directly or through sovereign country funds which currently hold over $2 trillion with the mandate to diversify US treasury holdings into strategic assets. Additionally, we believe the Dow Jones/gold ratio will reach low single digits, if not one to one. On three previous occasions after reaching peaks, the Dow/gold ratio bottomed at one ounce of gold to buy one unit of the Dow Jones (see chart).

GRAPH OMITTED

   Date                          Ratio          Adj Close
10/1/1928                        12.20           252.16          20.67
11/3/1930                         8.75           180.91          20.67
12/1/1932                         2.92            60.26          20.67
1/2/1935                          2.91           101.69          35
2/1/1937                          5.35           187.17          35
3/1/1939                          3.77           131.84          35
4/1/1941                          3.30           115.54          35
5/3/1943                          4.03           141.18          35
6/1/1945                          4.70           164.57          35
7/1/1947                          5.23           183.18          35
8/1/1949                          5.10           178.66          35
9/4/1951                          7.75           271.16          35
10/1/1953                         7.88           275.81          35
11/1/1955                        13.81           483.26          35
12/2/1957                        12.45           435.69          35
1/4/1960                         17.79           622.62          35
2/1/1962                         20.23           708.05          35
3/2/1964                         23.24           813.29          35
4/1/1966                         26.68           933.68          35
6/1/1970                         18.95           683.53          36.07
7/3/1972                         14.08           924.74          65.66
8/1/1974                          4.39           678.58         154.49
9/1/1976                          8.66           990.19         114.38
10/2/1978                         3.48           792.45         227.63
11/3/1980                         1.59           993.34         623.33
12/1/1982                         2.35          1046.54         444.40
1/2/1985                          4.26          1286.77         302.25
2/2/1987                          5.55          2223.99         401.02
3/1/1989                          5.88          2293.62         390.02
4/1/1991                          8.06          2887.87         358.37
5/3/1993                          9.59          3527.43         367.74
6/1/1995                         11.76           4556.1         387.58
7/1/1997                         25.39          8222.61         323.90
8/2/1999                         42.19         10829.28         256.69
9/4/2001                         31.22          8847.56         283.42
10/1/2003                        25.87          9801.12         378.92
11/1/2005                        22.67         10805.87         476.67
12/1/2007                        17.05            13371         784.25

INVESTMENT STRATEGY

Your Fund continues to maintain its disciplined tiered approach to the gold mining industry by holding positions in major (34.8%), intermediate (22.6%) and junior gold producers (9.7%) along with exposure to exploration and development companies (15.1%). It is our belief that investment flows into the gold sector shift from one sub-sector to the next as a bull market trend in gold matures. The largest position in the Fund is Goldcorp, Inc., which is the lowest cost producer among major producers with the best production growth profile. We believe that silver is "poor man's gold" and consequently your Fund has a 5.6% position in predominant silver producers.

Despite higher gold prices, global gold production continues to decline as the gold mining industry battles maturing ore bodies and escalating capital and operating costs. According to consultancy group GFMS, annual gold production from 2000 to 2007 has declined 6.7%. To reverse the trend, we believe gold prices in excess of $1,000 are needed in order to allow for adequate returns on capital that encourage investment in new mines and exploration and compensate for heightened levels of political risk. Due to the global nature of the gold mining business, country risk is an important consideration in the portfolio at all times.

The desire for gold companies to grow and replace depleting reserves continues to drive merger and acquisition activity in the gold sector. Over the past year, Yamana Gold, Inc. successfully acquired fellow mid-tier producer Meridian Gold, Inc., creating a new million ounce plus gold producer. In January 2008, AngloGold Ashanti Ltd. announced plans to acquire Golden Cycle Gold Corp. at a 37% premium in order to consolidate ownership of the Cripple Creek and Victor Gold joint venture in Colorado. We believe one of the themes of 2008 will be major producers looking to simplify joint ventures structures by either buying partners out or selling interests.

Although exploration and development companies tend to carry a higher level of risk, we remain focused on the group as the sector offers the greatest potential for creating shareholder value through discovery, reserve growth and takeover premiums. Our strategy is to search out companies with talented management and known deposits that we believe have the potential to expand further. Additionally, your Fund's approach is to take minor positions in a relatively large number of companies in order to spread out the risk and enhance overall returns. While in general the exploration and development group has underperformed the major and intermediate producers over the past year, one notable exception in the portfolio has been Detour Gold Corp., which has successfully developed a multi million ounce ore body and been rewarded in the marketplace.

CONCLUSION

In our opinion, the most important period for investors to own gold and gold related investments is at hand. Undoubtedly, few will heed this advice as negative press over the past 25 years against owning gold and gold related investments has successfully kept most investors away from hedging against currency debasement in a period of heightened monetary risk. We believe fear rather than greed will ultimately drive broader participation in the gold market.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For question regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,




/S/ GREGORY M. ORRELL                       /s/ TIMOTHY G. CHURCH
---------------------                       ---------------------
Gregory M. Orrell                           Timothy G. Church
PORTFOLIO MANAGER                           ASSISTANT PORTFOLIO MANAGER
JANUARY 24, 2008


                                  OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2007

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 91.5%
MAJOR GOLD PRODUCERS 35.6%
      20,000     AngloGold Ashanti Ltd. ADR .....................   $    975,400
      60,000     Barrick Gold Corp. .............................      2,430,600
      10,000     Freeport-McMoRan Copper & Gold, Inc. ...........        989,300
     270,000     Gold Fields Ltd. ADR ...........................      4,441,500
     686,250     Goldcorp, Inc. .................................     22,241,362
     225,000     Harmony Gold Mining Co., Ltd. ADR* .............      2,349,000
     430,680     Kinross Gold Corp.* ............................      7,469,561
      32,200     Lihir Gold Ltd. ADR. ...........................      1,079,988
     107,333     Lihir Gold Ltd.* ...............................        371,161
     124,994     Newmont Mining Corp. ...........................      6,210,952
                                                                    ------------
                                                                      48,558,824
                                                                    ------------

INTERMEDIATE/MID-TIER GOLD PRODUCERS 22.2%
     161,860     Agnico-Eagle Mines Ltd. ........................      7,788,703
     430,000     Eldorado Gold Corp.* ...........................      2,512,205
     100,000     Gammon Gold, Inc.* .............................        739,296
     504,800     IAMGOLD Corp. ..................................      4,326,136
     500,000     Oxiana Ltd. ....................................      1,737,862
     140,000     Randgold Resources Ltd. ADR ....................      4,925,200
     634,750     Yamana Gold, Inc. ..............................      8,162,885
                                                                    ------------
                                                                      30,192,287
                                                                    ------------

JUNIOR GOLD PRODUCERS 10.0%
     599,000     Alhambra Resources Ltd.* .......................        641,187
     250,000     Aurizon Mines Ltd.* ............................        887,500
     400,000     Capstone Mining Corp.* .........................      1,084,433
   1,000,000     Claude Resources, Inc.* ........................      1,330,532
     150,000     Glencairn Gold Corp.* ..........................         30,012
     457,000     Golden Cycle Gold Corp.* .......................      4,570,000
      50,000     Jaguar Mining, Inc.* ...........................        467,687
     300,000     Red Back Mining, Inc.* .........................      1,908,764
     365,500     San Gold Corp.* ................................        493,622
     300,000     San Gold Corp., Private Placement*+ ............        364,646
     250,000     Sino Gold Mining Ltd.* .........................      1,547,714
     200,000     Yukon-Nevada Gold Corp.* .......................        318,127
                                                                    ------------
                                                                      13,644,224
                                                                    ------------


--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
EXPLORATION AND DEVELOPMENT COMPANIES 12.9%
     200,000     Amarillo Gold Corp.* ...........................   $    185,074
     375,000     Amazon Mining Holding PLC* .....................        335,759
     187,500     Anatolia Minerals Development Ltd.* ............        834,709
     500,000     Andean American Mining Corp.* ..................        390,156
      58,200     Aquiline Resources, Inc.* ......................        570,588
     250,000     Australian Solomons Gold Ltd.* .................        190,076
     500,000     Birim Goldfields, Inc.* ........................        177,571
     700,000     Brazauro Resources Corp.* ......................        315,126
     125,000     Detour Gold Corp.* .............................      1,324,280
     126,706     DOT Resources Ltd.* ............................         27,886
     500,000     Evolving Gold Corp.* ...........................        495,198
     300,000     Fury Explorations Ltd.* ........................        225,090
     215,600     Geologix Explorations, Inc.* ...................        485,294
     300,000     Grayd Resource Corp.* ..........................        126,050
     100,000     Guyana Goldfields, Inc.* .......................        820,328
     500,000     Hana Mining Ltd.* ..............................        210,084
     450,000     MAG Silver Corp.* ..............................      6,928,271
     287,500     Majestic Gold Corp.* ...........................        110,732
     125,000     Mansfield Minerals, Inc.* ......................        437,675
     250,000     Maximus Ventures Ltd.* .........................        110,044
     500,000     Mediterranean Resources Ltd.* ..................        150,060
     106,500     Metallica Resources, Inc.* .....................        536,975
     120,000     Pediment Exploration Ltd.*+ ....................        329,532
     200,000     Radius Gold, Inc.* .............................         94,038
     300,000     Sabina Silver Corp.* ...........................        606,242
     300,000     Selkirk Metals Corp.* .........................         180,072
     273,500     Sinchao Metals Corp.* ..........................        259,929
     207,700     Sunridge Gold Corp.* ...........................        322,064
     500,000     TNR Gold Corp.* ................................        172,569
     200,000     Western Goldfields, Inc.* ......................        642,000
                                                                    ------------
                                                                      17,593,472
                                                                    ------------

OTHER 5.8%
     206,812     Altius Minerals Corp.* .........................      5,170,300
     229,200     International Royalty Corp. ....................      1,226,711
      50,000     Royal Gold, Inc. ...............................      1,436,000
                                                                    ------------
                                                                       7,833,011
                                                                    ------------

                       See notes to financial statements.

                                      -5-

                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2007 (CONTINUED)

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
PRIMARY SILVER PRODUCERS 5.0%
      40,000     Apex Silver Mines Ltd.* ........................   $    682,000
     150,000     Fortuna Silver Mines, Inc.* ....................        502,701
     100,000     Hecla Mining Co.* ..............................      1,173,000
      48,075     Pan American Silver Corp.* .....................      1,522,664
     100,000     Silver Wheaton Corp.* ..........................      1,501,601
     359,997     Silverstone Resources Corp.* ...................        896,751
     700,000     US Silver Corp.* ...............................        560,224
                                                                    ------------
                                                                       6,838,941
                                                                    ------------

TOTAL COMMON STOCKS
                 (Cost $41,947,210) .............................    124,660,759
                                                                    ------------

EXCHANGE TRADED FUNDS 4.6%
       9,000     iShares Silver Trust* ..........................      1,251,000
      65,000     Streettracks Gold Trust* .......................      5,025,800
                                                                    ------------

TOTAL EXCHANGE TRADED FUNDS
                 (Cost $3,931,360) ..............................      6,276,800
                                                                    ------------

WARRANTS 1.2%
     187,500     Amazon Mining Holding PLC*+# ...................           --
                   Exercise Price 1.55 CAD, Exp. 11/16/2009
     125,000     Australian Solomons Gold Ltd.* .................         23,134
                   Exercise Price 1.71 CAD, Exp. 8/28/2008
      89,000     Endeavour Mining Capital Corp.* ................        377,066
                   Exercise Price 5.50 CAD, Exp. 11/10/2008
      75,000     Fortuna Silver Mines, Inc.*+# ..................        112,545
                   Exercise Price 1.85 CAD, Exp. 3/23/2008
     150,000     Fury Explorations Ltd.*+# ......................           --
                   Exercise Price 1.25 CAD, Exp. 9/20/2008
      75,000     Glencairn Gold Corp.* ..........................          1,501
                   Exercise Price 1.25 CAD, Exp. 11/26/2008
       1,500     Goldcorp, Inc.* ................................         15,375
                   Exercise Price $40.55, Exp. 6/9/2011
     143,750     Majestic Gold Corp.*+# .........................           --
                   Exercise Price 0.60 CAD, Exp. 5/3/2009
      35,000     Nevsun Resources*+# ............................           --
                   Exercise Price 10.00 CAD, Exp. 12/18/2008
      24,038     Pan American Silver Corp.* .....................        468,928
                   Exercise Price 12.00 CAD, Exp.  2/20/2008
      60,000     Pediment Exploration Ltd.*+# ...................           --
                   Exercise Price 3.75 CAD, Exp. 11/16/2009


--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
WARRANTS (CONTINUED)
     150,000     San Gold Corp.*+# ..............................   $       --
                   Exercise Price 2.00 CAD, Exp. 5/28/09
     250,000     Silver Wheaton Corp.* ..........................        560,224
                   Exercise Price 4.00 CAD, Exp. 8/5/2009
     100,000     Yukon-Nevada Gold Corp.* .......................         62,525
                   Exercise Price 3.00 CAD, Exp. 5/25/2012          ------------

TOTAL WARRANTS
                 (Cost $85,797) .................................      1,621,298
                                                                    ------------
SHORT-TERM INVESTMENT 3.0%
4,064,118       UMB Money Market Fiduciary, 3.06% ...............      4,064,118
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
      (Cost $4,064,118) .........................................      4,064,118
                                                                    ------------
TOTAL INVESTMENTS
      (Cost $50,028,485) ..........................  100.3%          136,622,975
LIABILITIES LESS OTHER ASSETS .....................  (0.3)%             (381,885)
                                                                    ------------
NET ASSETS ........................................  100.0%         $136,241,090
                                                                    ============

ADR - American Depository Receipts.
CAD - Canadian Dollars.
  *   Non-income producing security.
  + Illiquid security. Security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
  # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities are valued at fair value in accordance with proce- dures established by the Fund's Board of Trustees.



                       See notes to financial statements.

                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2007 (CONTINUED)


At November 30, 2007, restricted securities totaled $694,178 or 0.5% of net assets and consisted of the following securities:

                                      NOVEMBER 30, 2007
                                       CARRYING VALUE                ACQUISITION
  ISSUER                                 PER UNIT          COST         DATE
--------------------------------------------------------------------------------
  Pediment Exploration Ltd.             2.745 CAD        3.00 CAD     11/14/2007
  Pediment Exploration Ltd. Warrants
    Exercise Price 3.75 CAD,
    Exp. 11/16/2009                          --              --       11/14/2007
  San Gold Corp.                        1.215 CAD        1.40 CAD     11/27/2007
  San Gold Corp. Warrants
    Exercise Price 2.00 CAD,
    Exp. 5/28/09                             --              --       11/27/2007
--------------------------------------------------------------------------------




                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                            PERCENT OF
  COUNTRY                            MARKET VALUE        INVESTMENT SECURITIES
--------------------------------------------------------------------------------
  Australia                         $  3,869,947                2.8%
  Canada                              92,387,493               67.6
  Cayman Islands                       1,059,066                0.8
  Jersey                               4,925,200                3.6
  New Guinea                           1,079,988                0.8
  South Africa                         7,765,900                5.7
  United States (1)                   25,535,381               18.7
--------------------------------------------------------------------------------
  TOTAL                             $136,622,975              100.0%
--------------------------------------------------------------------------------

(1) Includes short-term securities.




                       See notes to financial statements.


                                  OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2007


ASSETS:
  Investments in unaffiliated issuers,
    at value (cost $50,028,485) .............................     $ 136,622,975
  Interest and dividends receivable .........................            26,544
  Receivable for fund shares sold ...........................            36,301
  Prepaid expenses and other assets .........................            13,649
                                                                  -------------
    Total assets ............................................       136,699,469
                                                                  -------------

LIABILITIES:
  Payable for fund shares redeemed ..........................            76,768
  Due to investment adviser .................................            98,318
  Accrued distribution fees .................................           198,235
  Accrued trustees' fees ....................................             1,996
  Accrued Chief Compliance Officer fees .....................             3,654
  Accrued expenses and other liabilities ....................            79,408
                                                                  -------------
    Total liabilities .......................................           458,379
                                                                  -------------
    Net Assets ..............................................     $ 136,241,090
                                                                  -------------

NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value;
    unlimited shares authorized .............................     $  44,151,266
  Accumulated net investment loss ...........................        (2,159,235)
  Undistributed net realized gain on investments
    and foreign currency transactions .......................         7,654,469
  Net unrealized appreciation on investments
    and foreign currency translations .......................        86,594,590
                                                                  -------------
      Net Assets ............................................     $ 136,241,090
                                                                  -------------

CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share(1) $ .......             21.49
  Maximum sales charge (4.50% of offering price) ............              1.01
                                                                  -------------
  Offering price to public ..................................     $       22.50
                                                                  -------------
  Shares outstanding ........................................         6,338,304
                                                                  =============

(1) A 1.50% redemption fee is imposed on redemptions of shares held less than three months.





                       See notes to financial statements.


                                  OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2007


INVESTMENT INCOME:
  Interest ....................................................    $    105,005
  Dividends (net of foreign withholding taxes of $32,632) .....         395,498
                                                                   ------------
    Total investment income ...................................         500,503
                                                                   ------------
EXPENSES:
  Investment advisory fees ....................................       1,032,496
  Distribution fees ...........................................         897,494
  Fund administration and accounting fees .....................         144,239
  Transfer agent fees and expenses ............................          93,764
  Professional fees ...........................................          59,962
  Federal and state registration fees .........................          23,547
  Custody fees ................................................          19,165
  Reports to shareholders .....................................          15,092
  Chief Compliance Officer fees ...............................          10,629
  Trustees' fees ..............................................           7,849
  Other expenses ..............................................          10,198
                                                                   ------------
    Total expenses ............................................       2,314,435
                                                                   ------------
    Net investment loss .......................................      (1,813,932)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and
    foreign currency transactions .............................       8,400,525
Net change in unrealized appreciation/
    depreciation on investments and
    foreign currency translations .............................      11,847,045
                                                                   ------------
    Net gain on investments ...................................      20,247,570
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $ 18,433,638
                                                                   ============





                       See notes to financial statements.


                                  OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                                                 YEAR ENDED          YEAR ENDED
                                                   NOV. 30,            NOV. 30,
                                                     2007               2006
                                                -------------     -------------
OPERATIONS:
  Net investment loss ......................    $  (1,813,932)    $  (1,702,906)
  Net realized gain on investments and
    foreign currency transactions ..........        8,400,525        11,517,598
  Net change in unrealized appreciation/
    depreciation on investments
    and foreign currency translations ......       11,847,045        35,751,792
                                                -------------     -------------
  Net increase in net assets resulting
    from operations ........................       18,433,638        45,566,484
                                                -------------     -------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions paid from net
    realized gains .........................      (10,048,572)             --
                                                -------------     -------------
  Total distributions ......................      (10,048,572)             --
                                                -------------     -------------

FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ............       14,220,807        11,755,811
  Distributions reinvested .................        8,876,117              --
  Payment for shares redeemed(1) ...........      (14,997,190)      (16,093,563)
                                                -------------     -------------
  Net increase/(decrease) in net
    assets from fund share transactions ....        8,099,734        (4,337,752)
                                                -------------     -------------

TOTAL INCREASE IN NET ASSETS ...............       16,484,800        41,228,732

NET ASSETS, BEGINNING OF YEAR ..............      119,756,290        78,527,558
                                                -------------     -------------
NET ASSETS, END OF YEAR ....................    $ 136,241,090     $ 119,756,290
                                                =============     =============
ACCUMULATED NET INVESTMENT LOSS ............    $  (2,159,235)    $    (962,605)
                                                =============     =============

TRANSACTIONS IN SHARES:
  Shares sold ..............................          727,987           668,319
  Shares issued on reinvestment of
    distributions ..........................          510,122              --
  Shares redeemed ..........................         (758,285)         (921,283)
                                                -------------     -------------
  Net increase/(decrease) in
    shares outstanding .....................          479,824          (252,964)
                                                =============     =============

------------
(1) Net of redemption fees of $2,617 and $4,526 for the years ended November 30,
    2007 and 2006, respectively.




                       See notes to financial statements.

                                  OCM GOLD FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2007


NOTE 1. ORGANIZATION

         OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

         FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

         FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

         DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

         On December 27, 2007 the Fund distributed $8,998,266 from long term capital gains ($1.42 per share). The distribution was paid on December 27, 2007 to shareholders of record on December 26, 2007.

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2007 (CONTINUED)


         REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to paid-in-capital.

         GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Fund's financial statements has not yet been determined.

         In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has begun to evaluate the application of the Statement to the Fund, but is not in a position at this time to conclude on upon the significance of its impact, if any, on the Fund's financial statements.

NOTE 3. INVESTMENT ADVISORY AGREEMENT

         The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

       ASSETS                                                         FEE RATE
       -------------------------------------------------------------------------
       $0 to $50 million ...........................................    1.000%
       $50 million to $75 million ..................................    0.875%
       $75 million to $100 million .................................    0.750%
       $100 million to $150 million ................................    0.625%
       $150 million to $250 million ................................    0.500%
       Over $250 million ...........................................    0.375%

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2007 (CONTINUED)


NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets. Fees incurred by the Fund under the Plan during the period ended November 30, 2007 are reflected in the Statement of Operations. At November 30, 2007, $198,235 of Distributions Fees were available for eligible 12b-1 expenses.

NOTE 5. PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2007 were $13,439,551 and $19,425,189, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION

         At November 30, 2007, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

       Cost of investments .......................     $ 52,191,237
                                                       ============
       Unrealized appreciation ...................     $ 86,247,141
       Unrealized depreciation ...................       (1,815,403)
                                                       ------------
       Net unrealized appreciation
         on investments ..........................     $ 84,431,738
                                                       ============

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

         The tax character of distributions paid during the fiscal years ended November 30, 2007 and 2006 was as follows:

                                                      2007               2006
                                                   -----------        ---------
       Ordinary income ..........................  $      --          $      --
       Net long-term capital gains ..............   10,048,572               --
                                                   -----------        ---------
       Total distributions ......................  $10,048,572        $      --
                                                   ===========        ---------

         As of November 30, 2007 the components of accumulated earnings on a tax basis were as follows:

       Undistributed ordinary income ......................   $   219,986
       Undistributed long-term gains ......................     7,438,001
                                                              -----------
       Tax accumulated earnings ...........................     7,657,987
       Accumulated capital and other losses ...............          --
       Unrealized appreciation on investments .............    84,431,738
       Unrealized appreciation on foreign
         currency .........................................            99
                                                              -----------
       Total accumulated earnings .........................   $92,089,824
                                                              ===========

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2007 (CONTINUED)


NOTE 7. OFFERING PRICE PER SHARE

         A maximum front-end sales charge of 4.50% is imposed on purchases of the Fund's shares. For the year ended November 30, 2007, the Fund was advised that the Distributor received $29,736 of sales charges from sales of the Fund's shares.

NOTE 8. CONCENTRATION OF RISK

         Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

         As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.


                                                    OCM GOLD FUND
                                                 FINANCIAL HIGHLIGHTS


                                        YEAR ENDED   YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                          NOV. 30,     NOV. 30,        NOV. 30,        NOV. 30,      NOV. 30,
                                            2007         2006            2005            2004          2003
                                       ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year .   $    20.44      $   12.85       $  12.76       $   14.46      $    7.53
                                       ----------      ---------       --------       ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ................        (0.27)         (0.29)         (0.18)          (0.18)         (0.12)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions ....         3.06           7.88           0.69           (1.30)          7.05
                                       ----------      ---------       --------       ---------      ---------
Total from investment operations ...         2.79           7.59           0.51           (1.48)          6.93
                                       ----------      ---------       --------       ---------      ---------

LESS DISTRIBUTIONS:
Dividends from net investment income         --             --            (0.11)          (0.01)           --
Distribution from net realized gains        (1.74)          --            (0.31)          (0.21)           --
                                       ----------      ---------       --------       ---------      ---------
Total distributions ................        (1.74)          --            (0.42)          (0.22)           --
                                       ----------      ---------       --------       ---------      ---------
Net asset value, end of year .......   $    21.49      $   20.44       $  12.85       $   12.76      $   14.46
                                       ==========      =========       ========       =========      =========

TOTAL RETURN* ......................        15.64%         59.07%          4.34%         (10.31)%        92.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .   $  136,241      $ 119,756       $ 78,528       $  80,202      $  84,230
Ratio of expenses to average
  net assets:
  Net of waivers and reimbursements          1.93%          2.07%          2.24%           2.15%          2.39%
  Before waivers and reimbursements          1.93%          2.07%          2.24%           2.17%          2.39%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements         (1.51)%        (1.64)%        (1.51)%         (1.58)%        (1.42)%
  Before waivers and reimbursements         (1.51)%        (1.64)%        (1.51)%         (1.60)%        (1.42)%
Portfolio turnover rate ............            11%            20%             5%             12%            17%

----------
* Assumes no sales charge.




                       See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities of OCM Gold Fund (the "Fund"), including the schedule of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to November 30, 2005 were audited by other auditors whose report, dated January 25, 2005, expressed an unqualified opinion on the financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ DELOITT & TOUCHE LLP
------------------------
January 24, 2008
Milwaukee, WI

                                  OCM GOLD FUND
       EXPENSE EXAMPLE - FOR THE YEAR ENDED NOVEMBER 30, 2007 (UNAUDITED)


         As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007 (the "period").

ACTUAL EXPENSES

         The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

         The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

                                                                             EXPENSES PAID
                                       BEGINNING          ENDING              DURING THE
                                     ACCOUNT VALUE      ACCOUNT VALUE        PERIOD ENDED
                                      JUNE 1, 2007     NOVEMBER 30, 2007   NOVEMBER 30, 2007*
                                      ------------     -----------------   ------------------

Actual ............................  $   1,000.00         $   1,187.90         $   10.54
Hypothetical (5% return
  before expenses) ................      1,000.00             1,015.37              9.71

---------
*    Expenses are equal to the Fund's annualized expense ratio of 1.92% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                  OCM GOLD FUND
                       INVESTMENTS BY SECTOR (UNAUDITED)
                          AS A PERCENTAGE OF NET ASSETS


                               PIE CHART OMITTED


                       Major Gold Producers                35.6%
                       Intermediate/Mid-Tier
                         Gold Producers                    22.2%
                       Exploration and Development
                         Companies                         12.9%
                       Junior Gold Producers               10.1%
                       Other                                6.0%
                       Primary Silver Producers             5.9%
                       Exchange Traded Funds                4.6%
                       Cash and Other Assets                2.7%






         A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2007 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

         The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  OCM GOLD FUND
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2007 (UNAUDITED)
 (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGES FOR EACH



   Average Annual Total Returns              Value on 11/30/07
   ----------------------------              -----------------
       1 year        10.46%                  OCM Gold Fund             $46,699
       5 year        25.86%                  S&P 500(R) Index          $18,188
       10 year       16.66%                  Philadelphia Gold
                                               & Silver Index          $27,899

GRAPH OMITTED

                                                                Philadelphia
                             OCM Gold           S&P 500        Gold & Silver
                             --------------------------------------------------
          11/30/97           10,000             10,000            10,000
          11/30/98            9,343             12,366            10,098
          11/30/99            8,912             14,950             9,715
          11/30/00            6,604             14,319             6,987
          11/30/01            8,837             12,569             7,924
          11/30/02           14,128             10,494             9,712
          11/30/03           27,129             12,077            17,080
          11/30/04           24,332             13,630            16,808
          11/30/05           25,387             14,781            18,276
          11/30/06           40,382             16,885            24,077
          11/30/07           46,699             18,188            27,899

         The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

         The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

         The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                  OCM GOLD FUND
           ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)


   On October 15, 2007, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o    the nature, extent and quality of the services provided by the Adviser
     o    the investment performance of the Fund
     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
     o    the expense ratio of the Fund

         In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser was providing essential services to the Fund.

         The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Investment Advisory Agreement. The Trustees noted that the Fund adhered to its investment style.

         In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis the Board considered the value the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund were in the range of comparable mutual funds.

         The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the "breakpoints" embodied in the Investment Advisory Agreement were appropriate.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

         Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $10,048,572, as long-term capital gains distributed during the year ended November 30, 2007.

OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

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INDEPENDENT TRUSTEES*
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                                                                                                                OTHER
                                             TERM OF OFFICE                                                  DIRECTORSHIPS
                            POSITION(S)      AND LENGTH OF   PRINCIPAL OCCUPATION(S)                            HELD BY
NAME, ADDRESS AND AGE       HELD WITH FUND   TIME SERVED     DURING PAST 5 YEARS                                TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
JOHN L. CRARY               Trustee          Indefinite      Since 1999 Mr. Crary has been the managing       microHelix,
1536 Holmes Street,         (Chairman of     Since 2004      member of Crary Enterprises, LLC, a private       Inc. and
Livermore, California 94550  the Board)                      investment company. Since 1988 Mr. Crary           Scheid
Age 54                                                       has been an independent corporate                 Vineyards,
                                                             financial advisor and private investor               Inc.
                                                             in various biotechnology, software and other
                                                             early stage business ventures. Mr. Crary
                                                             began his business career as an investment
                                                             banker with E.F. Hutton & Company Inc.

DOUG WEBENBAUER             Trustee          Indefinite      Chief Financial Officer of M.E. Fox &                None
1536 Holmes Street,                          Since 2005      Company, Inc., a beer distributor, since 1999.
Livermore, California 94550
Age 47


INTERESTED TRUSTEES AND OFFICERS**
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                                                                                                               OTHER
                                             TERM OF OFFICE                                                  DIRECTORSHIPS
                            POSITION(S)      AND LENGTH OF   PRINCIPAL OCCUPATION(S)                           HELD BY
NAME, ADDRESS AND AGE       HELD WITH FUND   TIME SERVED     DURING PAST 5 YEARS                               TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
GREGORY M. ORRELL           Trustee,         Indefinite      President of Orrell Capital Management, Inc.        None
1536 Holmes Street,         President        Since 2004      since 1991.
Livermore, California 94550
Age 46


JACKLYN A. ORRELL***        Secretary and    One year term   Secretary of Orrell Capital Management, Inc.         N/A
1536 Holmes Street,         Treasurer        Since 2004      since 1999.
Livermore, California 94550
Age 73


ANDREW ROGERS               Chief            At discretion   Manager, Fund Compliance Services, LLC since         N/A
1536 Holmes Street,         Compliance       of the          2004; President, GemCom, LLC since 2004;
Livermore, California 94550 Officer          Board           President and formerly Senior Vice President
Age 38                                       Since 2004      and Director of Administration, Gemini Fund
                                                             Services, LLC since 2001.


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*    "Independent" trustees are trustees who a re not deemed to be "interested persons" of the Fund as defined in the Inve stment Company Act of 1940.
**   An "interested" trustee is a trustee who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940.
     Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.
***  Ms. Orrell is the mother of Gregory M. Orrell, the President and a trustee of the Trust.
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                                      -21-
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                                  OCM Gold Fund
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                      -22-
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ITEM 2.  CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the Registrant's Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr.
Webenbauer is independent.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

                               Fiscal year ended            Fiscal year ended
                               November 30, 2007            November 30, 2006
                               -----------------            -----------------
Audit Fees                          $24,675                      $23,500
Audit-Related Fees                     $0                           $0
Tax Fees                             $3,860                       $3,675
All Other Fees                         $0                           $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services
(other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November
30, 2007 and 2006, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.
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ITEM 6.  SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR
270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR
270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR
240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of
the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:  /S/ GREGORY M. ORRELL
     ---------------------
         Gregory M. Orrell
         President

Date: February 5, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ GREGORY M. ORRELL
    ---------------------
        Gregory M. Orrell
        President

Date: February 5, 2008




By: /S/ JACKLYN ORRELL
    ------------------
        Jacklyn Orrell
        Secretary and Treasurer

Date: February 5, 2008